Execution Version EIGHTH AMENDMENT TO CREDIT AGREEMENT This EIGHTH AMENDMENT TO CREDIT AGREEMENT, dated as of August 15, 2022 (this "Amendment"), to the Credit Agreement, dated as of July 23, 2018, by and among the lenders from time to time party thereto (individually, a "Lender," and any and all such lenders collectively, the "Lenders"), Double Helix Pte Ltd, as the Agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent"), and Rent the Runway, Inc., a Delaware corporation (the "Borrower") (as amended by the First Amendment to Credit Agreement, dated as of December 21, 2018, the Second Amendment to Credit Agreement, dated as of April 24, 2019, the Third Amendment to Credit Agreement and First Amendment to the Security Agreement, dated as of November 26, 2019, the Fourth Amendment to Credit Agreement, dated as of June 2, 2020, the Fifth Amendment to Credit Agreement, dated as of August 18, 2020, the Sixth Amendment to Credit Agreement and Second Amendment to the Security Agreement, dated as of October 26, 2020, the Seventh Amendment to Credit Agreement and Third Amendment to the Security Agreement, dated as of October 18, 2021 and as further amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") is by and among the Borrower, the Lenders and the Agent. Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided in the Credit Agreement. WHEREAS, the Borrower, the Agent and the Lenders desire to amend certain provisions of the Credit Agreement as provided more fully herein, subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: Section 1 Amendments to the Credit Agreement. 1.01 Section 1.1 of the Credit Agreement is hereby amended by adding the following definition, in appropriate alphabetical order: “Qualified Cash Equivalents” means, as of any date of determination, the aggregate amount of Permitted Investments of the Credit Parties that constitute “cash equivalents” (as defined under GAAP) that are maintained in securities accounts in the name of a Credit Party in the United States as of such date, which securities accounts are subject to Account Control Agreements. 1.02 The following definition in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Liquidity” shall mean an amount equal to the sum of (a) Qualified Cash plus (b) Qualified Cash Equivalents plus (c) availability under the Senior Credit Agreement. Section 2 Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent as follows: 132603884v3

2.01 No Default. At and as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. 2.02 Representations and Warranties True and Correct. At and as of the date of this Amendment and after giving effect to this Amendment, each of the representations and warranties made by any Credit Party in or pursuant to the Loan Documents (as amended hereby) are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification), except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date. 2.03 Due Authorization. Execution, delivery and performance of this Amendment and the Credit Agreement (as amended hereby) (i) are within the Borrower's corporate power, (ii) have been duly authorized by all necessary action, and (iii) are not in contravention of any Requirement of Law applicable to the Borrower or the terms of the Borrower's organizational documents. 2.04 Enforceability of Agreement and Loan Documents. This Amendment has been duly executed and delivered by the Borrower's duly authorized officers. This Amendment and the Credit Agreement (as amended hereby) constitute the valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditor’s rights, generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in law or equity). 2.05 Consents, Approvals and Filings, Etc. No authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange or any other Person (whether or not governmental) is required in connection with (i) the execution and delivery of this Amendment and (ii) performance by the Borrower of this Amendment and the Credit Agreement (as amended hereby), in each case, except for such matters which have been previously obtained. Section 3 Conditions. This Amendment shall become effective and be deemed effective as of the date when, and only when, all of the following conditions have been satisfied as determined in the Agent's and the Lenders' discretion (the date of such effectiveness being herein called the "Eighth Amendment Effective Date"): 3.01 Amendment. The Agent shall have received this Amendment, duly executed by the Agent, the Borrower and the Lenders.

3.02 Closing Certificate. The Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Eighth Amendment Effective Date, stating that to the best of his or her respective knowledge after due inquiry, the conditions set forth in Section 3.03 hereof have been satisfied. 3.03 Representations and Warranties; No Event of Default. At and as of the date of this Amendment, both before and after giving effect to this Amendment, each of the representations and warranties made by any Credit Party herein or in or pursuant to any other Loan Document (as amended hereby) shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification), except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date. At and as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing. 3.04 Fees and Expenses. Subject to Legal Counsel Limitations, the Agent and the Lenders shall have been paid all costs and expenses then payable on or before the Eighth Amendment Effective Date pursuant to the Loan Documents. Section 4 Release. Each Credit Party hereby acknowledges and agrees that: (i) neither it nor any of its Subsidiaries has any claim or cause of action against the Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents in their capacities for the Agent or any Lender) in connection with the Loan Documents and (ii) the Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Credit Parties and their Subsidiaries under the Credit Agreement and the other Loan Documents that are required to have been performed on or prior to the date hereof. Notwithstanding the foregoing, the Agent and the Lenders wish (and the Credit Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agent's and the Lenders' rights, interests, security and/or remedies under the Credit Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Credit Party (for itself and its Subsidiaries and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents in their capacities as the Agent or any Lender (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Eighth Amendment Effective Date arising out of, connected with or related in any way to this Amendment, the Credit Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of the Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Credit Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral prior to the Eighth Amendment Effective Date. Section 5 Miscellaneous. 5.01 Continuing Effect; No Waiver. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Eighth Amendment Effective Date (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as modified by this Amendment, and (ii) all references in the other Loan Documents to the "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as modified by this Amendment. To the extent that the Credit Agreement or any other Loan Document purports to pledge to the Agent, or to grant to the Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Credit Parties, other than as expressly provided herein, including, without limitation, the Credit Parties' obligations to repay the Loans in accordance with the terms of Credit Agreement, or the obligations of the Credit Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect, and nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same. Nothing expressed or implied in this Amendment shall be construed as a release or other discharge of any Credit Party under the Credit Agreement, as amended hereby, or the other Loan Documents from any of its obligations and liabilities as a "Borrower" or "Credit Party" thereunder. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent and the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. 5.02 Loan Document. This Amendment is a Loan Document under and as defined in the Credit Agreement. 5.03 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it. 5.04 Headings. Headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify or affect any of the terms or provisions hereof. 5.05 Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Credit Parties, the Agent and the Lenders and their respective successors and assigns in accordance with the terms of the Credit Agreement. 5.06 Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. 5.07 Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment. 5.08 Consent to Jurisdiction; Governing Law; Waiver of Jury Trial. Sections 12.2, 12.3 and 12.13 of the Credit Agreement are incorporated herein mutatis mutandis. [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. RENT THE RUNWAY, INC., as Borrower By: /s/ Scarlett O’Sullivan Name: Scarlett O’Sullivan Title: CFO DOUBLE HELIX PTE LTD, as Agent By /s/ Johan Dulat Name: Johan Dulat Title: Authorized Signatory DOUBLE HELIX PTE LTD, as a Lender By /s/ Johan Dulat Name: Johan Dulat Title: Authorized Signatory